Revenues	9 Months Ended
Sep. 30, 2019
Revenue Recognition [Abstract]
Revenues

Note 3. Revenues

Disaggregation of Revenues

The following table presents the Company’s revenues disaggregated by geographical region (based on the Company's customers' locations) and revenue type for the three and nine months ended September 30, 2019 and 2018:

	Three months ended September 30,		Nine months ended September 30,
	2019	2018	2019	2018
	(U.S. $ in thousands)		(U.S. $ in thousands)
Americas
Products	$67,088	$64,257	$192,279	$181,695
Service	39,816	40,770	119,149	118,036
Total Americas	106,904	105,027	311,428	299,731

EMEA
Products	22,710	25,880	74,119	87,808
Service	6,223	6,556	19,747	20,826
Total EMEA	28,933	32,436	93,866	108,634

Asia Pacific
Products	16,548	19,511	55,380	62,464
Service	5,075	5,075	15,249	15,289
Total Asia Pacific	21,623	24,586	70,629	77,753

Total Revenues	$157,460	$162,049	$475,923	$486,118

The following table presents the Company’s revenues disaggregated based on the timing of revenue recognized for the three and nine months ended September 30, 2019 and 2018:

	Three months ended September 30,		Nine months ended September 30,
	2019	2018	2019	2018
	(U.S. $ in thousands)		(U.S. $ in thousands)
Revenues recognized in point in time from:
Products	$106,346	$109,647	$321,778	$331,967
Services	11,157	10,743	32,531	31,880
Total revenues recognized in point in time	117,503	120,390	354,309	363,847

Revenues recognized over time from:
Services	39,957	41,659	121,614	122,271
Total revenues recognized over time	39,957	41,659	121,614	122,271

Total Revenues	$157,460	$162,049	$475,923	$486,118

Contract Assets and Contract Liabilities

Contract assets are recorded when the Company's right to consideration is conditional on constraints other than the passage of time. The Company had no material contract assets as of September 30, 2019.

Contract liabilities include advance payments and billings in excess of revenue recognized, which are primarily related to advanced billings for service type warranty. Contract liabilities are presented under deferred revenues. The Company's deferred revenues as of September 30, 2019 and December 31, 2018 were as follows:

	September 30, December 31,
	2019	2018
	U.S. $ in thousands
Deferred revenue*	68,956	72,387

*Includes $15.7 million and $18.4 million under long-term deferred revenue in the Company's consolidated balance sheets as of September 30, 2019 and December 31, 2018, respectively.

Revenue recognized in 2019 that was included in deferred revenue balance as of January 1, 2019 was $10.9 million and $42.8 million for the three and nine months ended September 30, 2019, respectively.

Remaining Performance Obligations

Remaining Performance Obligations ("RPO") represents contracted revenue that has not yet been recognized, which includes deferred revenue and amounts that will be invoiced and recognized as revenue in future periods. As of September 30, 2019, the total RPO amounted to 89.4 million. The Company expects to recognize $70.1 million of this RPO during the next 12 months, $14.0 million over the subsequent 12 months and the remaining $5.3 million thereafter.

Incremental Costs of Obtaining a Contract

Sales commissions earned mainly by the Company’s sales agents are considered incremental costs of obtaining a contract with a customer, as the Company expects the benefit of those commissions to be longer than one year. The majority of the sales commissions are not subject to capitalization, as the commission expense is recognized as the related revenue is recognized. Sales commissions for initial contracts related to the service type warranty are deferred and then amortized on a straight-line basis over the expected customer relationship period if the Company expects to recover those costs. Amortization expense is included in selling, general and administrative expenses in the consolidated statements of operations. As of September 30, 2019 and December 31, 2018, the deferred commission amounted to $3.7 million and $3.1 million respectively.